UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 13, 2006
                                                    -----------------


                         Delta Woodside Industries, Inc.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                          ---------------------------
                 (State of Other Jurisdiction of Incorporation)

      1-10095                                              57-0535180
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(Commission File Number)                       (IRS Employer Identification No.)


            700 North Woods Drive, Fountain Inn, South Carolina 29644
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               (Address of Principal Executive Offices) (Zip Code)

                                 (864) 255-4100
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               (Registrant's Telephone Number Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):


[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

         On December 13, 2006, Delta Mills, Inc. ("Delta Mills") accepted the overbid of Michael Fox International, Inc. ("Fox"), and entered into an asset purchase agreement with Fox (the "Fox APA") for the sale of most of Delta Mills' tangible personal property at its Beattie facility in Fountain Inn, South Carolina (the "Beattie Personal Property Assets"). Delta Mills is a wholly-owned subsidiary of Delta Woodside Industries, Inc. (the "Company" and collectively with Delta Mills and Delta Mills' subsidiary Delta Mills Marketing, Inc., the "Debtors").

         As previously reported in the Company's Form 8-K with date of December 6, 2006 (the "December 6, 2006 8-K"), Delta Mills had earlier entered into an asset purchase agreement, dated as of December 4, 2006 (the "Greystone Beattie APA"), with Greystone Private Equity LLC ("Greystone") with respect to the Beattie Personal Property Assets. Pursuant to the overbid and auction procedures set forth in the Order dated December 7, 2006 (the "Stalking Horse Order") of the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Fox submitted an overbid for the Beattie Personal Property Assets, and in the auction for those assets that was held pursuant to the Stalking Horse Order on December 13, 2006, no other qualified bidder submitted a higher bid. Accordingly, on December 13, 2006, Delta Mills terminated the Greystone Beattie APA and entered into the Fox APA. The Fox APA (a copy of which is set forth as Exhibit 99.1 to this Form 8-K) provides for a $2,517,500 purchase price for the Beattie Personal Property Assets and is otherwise identical in all material respects to the Greystone Beattie APA. Pursuant to the terms of the Greystone Beattie APA, Delta Mills will pay $71,250 to Greystone as a break-up fee at the time the sale contemplated by the Fox APA is closed.

         On December 15, 2006, the Bankruptcy Court entered orders approving the execution, delivery and performance by Delta Mills of (a) the Fox APA, (b) the asset purchase agreement with Schwarz Properties, LLC ("Schwarz Properties") for the sale of the real property at the Delta 2/3 facility for $1,000,000, subject to certain adjustments (the "Schwarz APA"), which was described in the December 6, 2006 8-K, and (c) the asset purchase agreement with Greystone for the sale of all of the machinery, equipment, spare parts and other tangible personal property (other than certain fixtures and electronic office equipment) located at the Delta 2/3 facility for $125,000 (the "Greystone Delta 2/3 APA"), which was also described in the December 6, 2006 8-K.

         Closing of the sales contemplated by the Fox APA, the Schwarz APA and the Greystone APA is subject in each case to satisfaction of the conditions set forth in the applicable asset purchase agreement.

         The Debtors intend to continue efforts to sell the remainder of their fixed assets.

         The foregoing is a summary of the Fox APA, which summary is qualified in its entirety by the text of the Fox APA, which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

99.1 Purchase and Sale Agreement effectively dated as of December 12, 2006 by and between Delta Mills, Inc. and Michael Fox International, Inc. (pertaining to sale of Beattie tangible personal property) (excluding certain schedules and exhibits).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DELTA WOODSIDE INDUSTRIES, INC.

Date: December 18, 2006         By:/s/ W.H. Hardman, Jr.
                                   ---------------------------------------------
                                   W.H. Hardman, Jr.
                                   Chief Financial Officer

                                    Exhibits

99.1 Purchase and Sale Agreement effectively dated as of December 12, 2006 by and between Delta Mills, Inc. and Michael Fox International, Inc. (pertaining to sale of Beattie tangible personal property) (excluding certain schedules and exhibits).